Exhibit 32.1

Chief Executive and Financial Officer Certification (Section 906)

                            CERTIFICATION PURSUANT TO
                            18 U.S.C., SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), We, the undersigned Chief Executive and Financial Officer of EATware Corporation, (the "Company"), hereby certify that, to the best of our knowledge, the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.



Dated: August 18, 2006                            Dated: August 18, 2006


By: /s/ Ricky Chiu                                By: /s/ Eddie Chou
    --------------------------                        --------------------------
    Ricky Chiu                                        Eddie Chou
    Chief Executive Office                            Chief Financial Officer





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